UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2022

MERUS N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-37773	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yalelaan 62

3584 CM Utrecht

The Netherlands

(Address of principal executive offices) (Zip Code)

+31 85 016 2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, €0.09 nominal value per share	MRUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2022, Merus N.V. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). For all proposals other than Proposal 2, a total of 30,317,970 common shares were present or represented by proxy at the Annual Meeting, representing approximately 69.6% of the Company’s outstanding common stock as of the May 3, 2022 record date. For Proposal 2, a total of 32,449,450 common shares were present or represented by proxy at the Annual Meeting, representing approximately 74.5% of the Company’s outstanding common stock as of the May 3, 2022 record date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022.

Proposal 1 - Adoption of Dutch statutory annual accounts for the financial year 2021:

For	Against	Abstain	Broker Non-Votes
26,212,602	321	4,105,047	2,131,480

Proposal 2 - Appointment of the external auditor for the financial year 2022 for purposes of Dutch law:

For	Against	Abstain	Broker Non-Votes
28,367,581	315	4,081,554	—

Proposal 3 - Release of each member of our board of directors from liability for the exercise of their duties:

For	Against	Abstain	Broker Non-Votes
25,124,927	1,077,589	4,115,454	2,131,480

Proposal 4 - Re-appointment of Len Kanavy as non-executive director:

For	Against	Abstain	Broker Non-Votes
24,301,389	1,934,757	4,081,824	2,131,480

Proposal 5 - Authorization of the Company’s board of directors to acquire shares (or depository receipts for such shares) in the Company’s capital:

For	Against	Abstain	Broker Non-Votes
26,231,006	5,224	4,081,740	2,131,480

Proposal 6 - Approval of the amendment of the Non-Executive Director Compensation Program (“NED Program”) to (i) increase the value of option awards granted under the NED Program to more closely align with the 50th percentile of the Company’s U.S. peer group, and (ii) increase the amount by which the grant date fair value of option awards granted under the NED Program increases annually from 3% to up to 5%. The number of shares subject to such awards will continue to be determined in accordance with the NED Program:

For	Against	Abstain	Broker Non-Votes
21,221,052	5,014,096	4,082,822	2,131,480

Proposal 7 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
21,072,735	5,161,838	4,083,397	2,131,480

Proposal 8 - Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,197,512	1,656	35,860	4,082,942	2,131,480

Based on the foregoing votes, the shareholders re-elected Len Kanavy as a non-executive director to serve until the 2026 annual general meeting of shareholders of the Company, approved Proposals 1, 2, 3, 5, 6 and 7, and voted ‘1 Year’ for Proposal 8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERUS N.V.

Date: May 31, 2022	By:	/s/ Sven A. Lundberg
	Name:	Sven (Bill) Ante Lundberg, M.D.
	Title:	President, Chief Executive Officer and Principal Financial Officer